STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Investments, at fair value	$ 141,346,198	$ 119,014,613
Receivables:
Notes receivable from participants	1,176,608	1,025,151
Contribution Receivable Due from Sponsor	11,349	43,581
Total receivables	1,187,957	1,068,732
NET ASSETS AVAILABLE FOR BENEFITS	$ 142,534,155	$ 120,083,345